UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04656

______________________________

 ELLSWORTH FUND LTD.

___________________________________________________________

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

___________________________________________________________

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2010

Date of reporting period:  September 30, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Ellsworth Fund Ltd.

2010 Annual Report
September 30, 2010

2010 Annual Report
September 30, 2010

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2010 with dividends reinvested

	Calendar YTD		Annualized		10 Year Volatility *
		1 Year	5 Years	10 Years

Ellsworth market price	12.67%	21.88%	7.75%	4.34%	14.63%
Ellsworth net asset value	8.69	16.44	3.25	2.30	12.70
Bank of America/Merrill Lynch All Convertibles Index	8.68	15.17	4.30	2.87	16.90
S&P 500 Index	3.91	10.18	0.64	(0.28)	18.33
Barclays Aggregate Bond Total Return Index	10.77	12.27	9.08	7.85	6.06

Bank of America/Merrill Lynch All Convertibles Index and S&P 500 Index performance in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Ellsworth’s performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close

12/31/09	$7.56	$7.02	$7.54	$6.57	$5.93	$6.56
3/31/10	7.82	7.24	7.77	6.89	6.22	6.84
6/30/10	8.02	7.31	7.33	7.16	6.31	6.39
9/30/10	7.96	7.28	7.95	7.17	6.35	7.17

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #

10/22/09	11/25/09	$0.0985	$—	$0.0985	20%
2/11/10	2/25/10	0.0675	—	0.0675	25
5/13/10	5/27/10	0.0675	—	0.0675	25
8/12/10	8/26/10	0.0675	—	0.0675	25

		$0.3010	$—	$0.3010

# Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

November 10, 2010

          As we have discussed in prior letters, periods of economic uncertainty and recovery usually see robust issuance of convertible securities because CFOs see their equity prices as too low and the risk premia demanded by bond buyers to be too high. This combination often induced the CFOs of companies looking to add to their capital to issue convertible securities because they could be viewed as both lower cost senior capital (debt or preferred stock) and higher priced common stock. Forward looking companies have often repaired or even expanded their balance sheets using convertible securities as recoveries unfold.

          This recovery is different, however. Some companies are choosing not to expand their capital structures at this time and are actually looking to reduce their overall debt. Indeed, the belief that many companies have too much leverage has taken hold in the financial community as several industries (especially banks and insurance companies) are actively seeking to improve their equity to total assets ratio. Many companies are improving this ratio through such measures as buying in their debt from capital generated by reducing their fixed costs and capital expenditures rather than just by issuing new equity securities. We still anticipate that convertible securities will be issued to fill these needs, but the yields are likely to continue to decline. There is clearly a demand for these securities despite the current reluctance of potential issuers.

          The process of reducing debt levels across the American financial landscape of corporations, households and government is likely to take years. Further, new regulations such as those contained in the Basel III accords will require higher equity ratios in all banks, which will effectively reduce debt available through banks. Higher equity ratios among financial firms imply slower, but perhaps more sustainable, growth rates, low interest rates, and low inflation rates.

          The convertible securities market is strong and healthy as it continues to provide more than competitive performance against equities. It has been projected by Citi that there will be between 90 and 100 new issues of convertible securities issued in 2010, a reasonable number, but that many of these issues are smaller than average. While dollars raised by new issuance may be low, the market capitalization of the Bank of America/ Merrill Lynch Convertible Index (BAML Index) still rose to $229.8 billion, well above the year-end 2008 capitalization of $177.4 billion and modestly above the year-end 2009 capitalization of $220.9 billion. With 574 issues in the Index, there is a diversity of available securities for us to work with. The average current yield on the BAML Index has fallen to 3.47% from 3.71% at the end of 2009; the average premium to conversion value has fallen to 56.8% from 68.3% while the measured delta, a measure of sensitivity to stock price movements, has remained unchanged at 0.569.

          Performance for the Fund’s fiscal year was enhanced by its exposure to Computer Hardware, Healthcare and Automotive industries. Performance was held back, however, by the Fund’s exposure to Aerospace and Defense, as well as to the Transportation industry.

          The Fund’s market return outperformed the BAML Index for the year-to-date, one-, five-and ten years ended September 30, 2010. The Fund’s net asset value (NAV) outperformed the BAML Index for the year-to-date, one- and ten-year periods, and performed almost as well as the BAML Index for the five-year period, also ended September 30, 2010 (when the NAV is continued on the following page

To Our Shareholders (continued)

adjusted for the fiscal 2004 rights offering and the fact that the Index does not include expenses). For the ten-year performance, the volatility of the Fund’s NAV and market return, as measured by standard deviation, were lower than that of the BAML Index. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility. It is therefore worth noting that the Fund’s shares and the Fund’s NAV outperformed equities as represented by the S&P 500® Index for all periods presented and did so with lower 10-year volatility as measured by standard deviation.

          At its October 11, 2010 meeting, the Board of Trustees declared a distribution of $0.071 per share, consisting of undistributed net investment income. The distribution is payable on November 24, 2010 to shareholders of record on October 21, 2010.

          The 2011 annual meeting of shareholders will be held on January 14, 2011. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on November 29, 2010. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

Ten-year Growth of $1 from 9/30/2000
All dividends reinvested
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Ellsworth NAV, includes rights offering
Ellsworth Market Return, includes rights offering
BAML All Convertibles Index
S&P 500

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

Equinix, Inc.	$2,741,338	2.6%
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

EMC Corp.	2,624,375	2.5
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Vale S.A.	2,271,923	2.1
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Nuance Communications, Inc.	2,182,500	2.0

Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, entering a destination into a navigation system, or working with portable document format (PDF) documents.

SunPower Corp.	2,084,475	2.0
SunPower is an ted solar products and services company that designs, manufactures and markets high-performance solar electric power technologies.

Intel Corp.	2,076,875	2.0

Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

SBA Communications Corp.	2,035,000	1.9
SBA owns and operates wireless communications infrastructure in the United States. The company offers both site leasing and site development services.

Old Republic International Corp.	1,959,375	1.8

Old Republic is a holding company engaged in the business of insurance underwriting. The company conducts its operations through a number of regulated insurance company subsidiaries organized into three segments: General (property and liability insurance), Mortgage Guaranty, and Title Insurance Groups.

Wells Fargo & Company	1,760,500	1.7

Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

Total	$19,736,361	18.6%

Major Industry Exposure

% Total Net Assets

Energy	14.6%
Telecommunications	13.9
Pharmaceuticals	11.1
Healthcare	7.9
Financial Services	5.3
Metals and Mining	5.3
Computer Software	4.4
Semiconductors	3.9
Banking/Savings and Loan	3.7
Computer Hardware	3.2

Total	73.3%

Major Portfolio Changes by underlying common stock
Six months ended September 30, 2010

ADDITIONS	REDUCTIONS

Amgen	Blackboard

Apache	Celanese

Charles River Laboratories Int’l	Central European Distribution

Chesapeake Energy	Chesapeake Energy

Cubist Pharmaceuticals	Euronet Worldwide

Ford Motor Co.	Finisar

Gilead Sciences	Freeport-McMoRan

GT Solar International	NII Holdings

Integra LifeSciences Holdings	Oil States International

Micron Technology	Salesforce.com

National Financial Partners	SAVVIS

NII Holdings	Sybase

Owens-Brockway Glass Container	TeleCommunications Systems

SanDisk	The Walt Disney Company

Transocean	Whiting Petroleum

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments September 30, 2010

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - 69.3%

Aerospace and Defense - 1.0%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,001,875	$1,016,250

Automotive - 1.0%
Titan International, Inc. 5.625%, due 2017 cv. sr. sub. notes (NR)	750,000	773,788	1,110,000

Computer Hardware - 3.2%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,900,000	2,101,703	2,624,375
NETAPP, Inc. 1.75%, due 2013 cv. sr. notes (NR)	500,000	429,988	815,625

		2,531,691	3,440,000

Computer Software - 4.4%
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,000,000	1,001,627	1,085,000
Microsoft Corp. 0%, due 2013 cv. sr. notes (Aaa) (1,2)	500,000	500,000	515,000
Nuance Communications Inc. 2.75%, due 2027 cv. sr. deb. (B-)	2,000,000	2,137,718	2,182,500
Rovi Corp. 2.625%, due 2040 cv. sr. notes (NR) (2)	750,000	759,878	933,750

		4,399,223	4,716,250

Construction Material - 0.9%
CEMEX, S.A.B. de C.V. 4.875%, due 2015 cv. sub. notes (NR) (exchangeable for ADS representing common shares) (2)	1,000,000	1,037,850	967,500

Consumer Goods - 0.7%
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	500,000	500,000	705,625

Containers - 0.9%
Owens-Brockway Glass Container, Inc. 3%, due 2015 exch. sr. notes (BB+) (2)	1,000,000	1,000,000	985,000

Data Processing - 0.9%
CSG Systems International, Inc. 3%, due 2017 cv. sr. sub. notes (NR) (2)	1,000,000	1,037,997	992,500

Energy - 7.6%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (3)	1,750,000	2,105,723	1,699,688
Goodrich Petroleum Corp. 5%, due 2029 cv. sr. notes (NR)	1,000,000	1,014,533	915,000
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	590,000	561,801	682,188
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	500,000	495,908	774,375
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,508,506	1,383,750
SunPower Corp. 4.5%, due 2015 sr. cash cv. deb. (NR) (2)	750,000	750,000	700,725
Transocean Inc. 1.5%, due 2037 cv. sr. notes (Baa3)	1,000,000	921,432	961,250
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR) (exchangeable for ADS representing common shares)	500,000	500,000	951,875

		7,857,903	8,068,851

Financial Services - 5.3%
CBIZ, Inc. 4.875%, due 2015 cv. sr. sub. notes (NR) (2)	125,000	125,000	133,825
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB+)	500,000	500,755	651,250
Old Republic International Corp. 8%, due 2012 cv. sr. notes (Baa1)	1,500,000	1,545,193	1,959,375
Euronet Worldwide, Inc. 3.5%, due 2025 cv. deb. (B+) (3)	1,000,000	1,289,592	981,250
Knight Capital Group, Inc. 3.5%, due 2015 cash cv. sr. sub. notes (NR) (2)	1,000,000	1,001,779	918,125
National Financial Partners Corp. 4% due 2017 cv. sr. notes (NR) (2)	750,000	750,000	888,750
Tower Group Inc. 5% due 2014 cv. sr. notes (NR) (2)	125,000	125,000	135,938

		5,337,319	5,668,513

Foods - 0.4%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	500,000	389,954	455,000

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments September 30, 2010 (continued)

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Healthcare - 7.9%
Charles River Laboratories Int’l, Inc. 2.25%, due 2013 cv sr notes (BB+)	$1,000,000	$944,964	$983,750
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR) (exchangeable for ADS representing common stock)	1,250,000	1,250,000	1,046,875
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (3)	1,000,000	930,952	947,500
Integra LifeSciences Holdings, 2.375%, due 2012 cv. sr. notes (NR) (2)	1,067,000	1,022,984	1,033,656
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (BB-)	1,250,000	1,225,286	1,257,813
LifePoint Hospitals Inc. 3.5%, due 2014 cv. sub. notes (B)	1,000,000	1,012,281	1,000,000
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B1) (3)	850,000	1,048,124	735,250
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,250,000	1,205,897	1,401,563

		8,640,488	8,406,407

Metals and Mining - 2.9%
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR)	1,050,000	1,064,889	904,313
Kaiser Aluminum Corp. 4.5%, due 2015 cash cv. sr. notes (NR) (2)	1,000,000	1,021,998	1,116,800
Northgate Minerals Corp. 3.5%, due 2016 cv. sr. notes (NR)	500,000	500,000	507,900
United States Steel Corp. 4%, due 2014 cv. sr. notes (Ba2)	375,000	612,905	580,313

		3,199,792	3,109,326

Multi-Industry - 1.2%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	1,250,000	1,264,552	1,262,500

Pharmaceuticals - 10.3%
Amylin Pharmaceutical, Inc. 3%, due 2014 cv. sr. notes (NR)	1,000,000	901,304	915,000
Amgen, Inc. 0.375%, due 2013 cv. sr. notes (A3)	1,000,000	991,859	996,250
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,008,887	1,130,000
Cubist Pharmaceuticals, Inc. 2.25%, due 2013 cv. sub. notes (NR)	750,000	739,706	766,875
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR)	750,000	642,659	956,250
Gilead Sciences, Inc. 0.5%, due 2011 cv. sr. notes (NR)	500,000	518,582	516,250
Gilead Sciences, Inc. 1%, due 2014 cv. sr. notes (NR) (2)	500,000	506,360	511,250
Gilead Sciences, Inc. 1.625%, due 2016 cv. sr. notes (NR) (2)	375,000	375,000	384,375
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (3) (convertible into Merck KGaA common stock)	750,000	747,913	950,625
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-) (convertible into Mylan Inc. common stock)	1,500,000	1,480,549	1,561,875
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	774,320	770,625
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (A3) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,250,000	1,239,558	1,465,625

		9,926,697	10,925,000

Real Estate - 2.8%
Annaly Capital Management, Inc. 4%, due 2015 cv. sr. notes (NR)	1,250,000	1,232,926	1,384,375
Corporate Office Properties, L.P. 4.25% due 2030 exch. sr. notes (NR) (2)	500,000	495,080	503,125
Lexington Realty Trust 6%, due 2030 cv. guaranteed notes (NR)	1,000,000	1,000,000	1,121,875

		2,728,006	3,009,375

Semiconductors - 3.9%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (3)	1,500,000	1,744,557	1,490,625
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-)	500,000	500,000	586,250
Micron Technology Inc, 1.875%, due 2014 cv. sr. notes (B)	1,000,000	890,321	893,750
Sandisk Corp. 1.5%, due 2017 cv. sr. notes (NR)	1,000,000	996,924	931,250
Xilinx, Inc. 2.625%, due 2017 cv. sr. notes (BBB-) (2)	250,000	250,000	284,375

		4,381,802	4,186,250

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments September 30, 2010 (continued)

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Telecommunications - 10.8%
ADC Telecommunications Inc. 3.5%, due 2015 cv. sub. deb. (NR)	$1,000,000	$804,896	$996,250
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,500,000	1,337,270	1,578,750
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,500,000	1,611,036	1,711,875
Comtech Telecommunications Corp. 3%, due 2029 cv. sr. notes (NR)	500,000	500,000	519,375
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,200,000	1,165,420	1,297,500
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	1,015,000	1,299,491	1,443,838
Finisar Corp. 5%, due 2029 cv. sr. notes (NR)	250,000	257,043	485,938
NII Holdings, Inc. 3.125%, due 2012 cv. notes (B-)	1,000,000	966,982	975,000
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR)	1,000,000	1,197,348	1,471,250
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	472,019	563,750
Telecommunications Systems, Inc. 4.5%, due 2014 cv. sr. notes (NR)(2)	500,000	436,518	432,500

		10,048,023	11,476,026

Transportation - 1.3%
DryShips Inc. 5%, due 2014 cv. sr. notes (NR)	750,000	750,000	706,875
ExpressJet Holdings, Inc. 11.25%, due 2023 cv. notes (NR)	693,000	669,909	698,194

		1,419,909	1,405,069

Travel and Leisure - 1.6%
MGM Mirage 4.25%, due 2015 cv. sr. notes (Caa1) (2)	1,000,000	1,011,161	926,250
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,015,535	747,500

		2,026,696	1,673,750

TOTAL CONVERTIBLE BONDS AND NOTES		69,503,565	73,579,192

CORPORATE BONDS AND NOTES - 0.4%

Finance - 0.4%
Lehman Brothers Holdings Inc. 6%, due 2010 medium-term notes (NR)(4)	50,000	1,250,000	187,500
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR)(4)	1,500,000	1,642,751	225,000

		2,892,751	412,500

CONVERTIBLE PREFERRED STOCKS - 8.5%	Shares

Automotive - 1.6%
Ford Motor Company Capital Trust II 6.5% cum. cv. trust pfd. (B3)	35,000	1,602,481	1,676,850

Banking/Savings and Loan - 3.7%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	822,525	982,500
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	24,000	1,043,554	1,166,400
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	1,750	1,012,562	1,760,500

		2,878,641	3,909,400

Energy - 1.9%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR)	5,000	501,875	355,000
Chesapeake Energy Corp. 5% cum. cv. pfd. (B)	20,000	1,635,625	1,660,000
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B)	132	13,175	30,505

		2,150,675	2,045,505

Foods - 0.6%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	7,500	669,375	667,500

Retail - 0.7%
Amerivon Holdings LLC series A cv. pfd. units (NR) (Acquired 04/01/10; Cost $1,500,000) (2,5,6)	562,695	1,500,000	750,000

TOTAL CONVERTIBLE PREFERRED STOCKS		8,801,172	9,049,255

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments September 30, 2010 (continued)

	Shares	Identified Cost	Value (Note 1)

MANDATORY CONVERTIBLE SECURITIES - 8.9% (7)

Energy - 3.9%
Apache Corp. 6%, due 8/1/13 mandatory cv. pfd., series D (NR)	20,500	$1,095,700	$1,187,770
Great Plains Energy, Inc. 12%, due 06/15/12 equity units (NR) (3)	20,000	1,042,307	1,266,200
McMoran Exploration Co. 6.75%, due 11/15/10 mandatory cv. pfd. (NR)	5,000	513,570	592,500
UBS AG 6.75%, due 9/15/13 mandatory exch. notes (Aa3) (linked to the performance of GT Solar International, Inc. common stock)	40,000	1,000,000	1,120,000

		3,651,577	4,166,470

Finance - 1.1%
Citigroup, Inc. T-DECS 7.5%, due 12/15/12 (NR)	10,000	1,019,448	1,180,400

Foods - 1.2%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR) (exchangeable for Dole Food Company, Inc. common stock)	130,000	1,471,840	1,269,528

Home Building - 0.3%
Beazer Homes USA, Inc. tangible equity units 7.25%, due 8/15/2013 (NR)	17,500	437,500	341,250

Metals and Mining - 2.4%
AngloGold Ashanti Ltd. 6.00%, due 9/15/13 mandatory cv. notes (exchangeable for ADS representing Angold Ashanti common stock)	5,000	250,000	265,000
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. common stock)	19,200	1,605,120	1,690,368
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. preferred A shares)	6,500	542,536	581,555

		2,397,656	2,536,923

TOTAL MANDATORY CONVERTIBLE SECURITIES (7)		8,978,021	9,494,571

COMMON STOCKS - 6.1%

Energy - 1.2%
ConocoPhilips	11,282	1,000,000	647,925
Whiting Petroleum Corp.	6,147	266,341	587,100

		1,266,341	1,235,025

Media and Entertainment - 0.9%
The Walt Disney Company	30,000	909,564	993,300

Pharmaceuticals - 0.8%
Merck & Co.	23,651	819,400	870,593

Telecommunications - 3.1%
AT&T, Inc.	60,000	1,730,936	1,716,000
Verizon Communications, Inc.	50,000	1,486,156	1,629,500

		3,217,092	3,345,500

TOTAL COMMON STOCKS		6,212,397	6,444,418

Total Convertible Bonds and Notes - 69.3%		69,503,565	73,579,192
Total Corporate Bonds and Notes - 0.4%		2,892,751	412,500
Total Convertible Preferred Stocks - 8.5%		8,801,172	9,049,255
Total Mandatory Convertible Securities - 8.9%		8,978,021	9,494,571
Total Common Stocks - 6.1%		6,212,397	6,444,418

Total Investments - 93.2%		$96,387,906	98,979,936

Other assets and liabilities, net - 6.8%			7,252,783

Total Net Assets - 100.0%			$106,232,719

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments September 30, 2010 (continued)

(1)	Non-income producing security.

(2)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at September 30, 2010 was $13,113,444, which represented 12.3% of the Fund’s net assets.

(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(4)	Security in default.

(5)

Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at September 30, 2010, which represented 0.7% of the Fund’s net assets.

(6)

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of September 30, 2010, the Fund was invested in the following restricted security:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets

Amerivon Holdings LLC	April 1, 2010	562,695	$1,500,000	$1.332	$750,000	0.7%
series A cv. pfd. units

(7)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Investment Abbreviations		Summary of Portfolio Ratings *
			% of
ACES	Automatic Common Exchange Securities.		Portfolio

ADR	American Depositary Receipts.
ADS	American Depositary Shares.	AAA	1
BONUSES	Bifurcated Option Note Unit Securities.	AA	0
T-DECS	Tangible Dividend Enhanced Common Stock.	A	8
		BBB	9
		BB	14
		B	18
		CCC & below	1
		Not Rated	49

Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s.
NR is used whenever a rating is unavailable.		* Excludes equity securities and cash.

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

September 30, 2010
Assets:
Investments at value (cost $96,387,906) (Note 1)	$98,979,936
Cash	4,370,077
Receivable for securities sold	3,618,738
Dividends and interest receivable	656,759
Other assets	31,475

Total assets	107,656,985

Liabilities:
Payable for securities purchased	1,384,002
Accrued management fee (Note 2)	11,235
Accrued expenses	29,029

Total liabilities	1,424,266

Net Assets:	$106,232,719

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$133,605
Additional paid-in capital	117,057,502
Undistributed net investment income	789,831
Accumulated net realized loss from investment transactions	(14,340,249)
Unrealized appreciation on investments	2,592,030

Net Assets	$106,232,719

Net asset value per share ($106,232,719 ÷ 13,360,463 outstanding shares)	$7.95

Statement of Operations
For the Year Ended September 30, 2010

Investment Income (Note 1):
Interest	$3,229,246
Dividends	1,361,631

Total Income	4,590,877

Expenses (Note 2):
Management fee	751,914
Custodian	15,565
Transfer agent	24,083
Legal fees	63,122
Audit fees	38,100
Trustees’ fees	87,375
Administrative services fees	50,353
Reports to shareholders	39,642
Insurance	27,023
Other	47,217

Total Expenses	1,144,394

Net Investment Income	3,446,483

Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	4,634,484
Net unrealized appreciation (depreciation) of investments	6,680,773

Net gain on investments	11,315,257

Net Increase in Net Assets Resulting from Operations	$14,761,740

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets
For the Years Ended September 30, 2010 and 2009

	2010	2009

Change in net assets from operations:
Net investment income	$3,446,483	$4,383,013
Net realized gain (loss) from investment transactions	4,634,484	(14,965,859)
Net change in unrealized appreciation (depreciation) of investments	6,680,773	14,738,073

Net change in net assets resulting from operations	14,761,740	4,155,227

Distributions to shareholders from:
Net investment income	(4,013,350)	(4,209,494)
Net realized gain on investments	—	—

Total distributions	(4,013,350)	(4,209,494)

Capital share transactions (Note 3)	511,372	530,224

Change in net assets	11,259,762	475,957

Net assets at beginning of year	94,972,957	94,497,000

Net assets at end of year	$106,232,719	$94,972,957

Undistributed net investment income at end of year	$789,831	$1,103,138

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended September 30,

	2010	2009	2008	2007	2006

Operating Performance:
Net asset value, beginning of year	$7.15	$7.18	$10.27	$9.60	$9.29

Net investment income	0.26	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss)	0.84	(0.04)	(2.24)	1.00	0.29

Total from investment operations	1.10	0.29	(1.93)	1.33	0.62

Less Distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.33)	(0.39)	(0.31)
Distributions from realized gains	—	—	(0.83)	(0.27)	—

Total distributions	(0.30)	(0.32)	(1.16)	(0.66)	(0.31)

Net asset value, end of year	$7.95	$7.15	$7.18	$10.27	$9.60

Market value, end of year	$7.17	$6.16	$5.30	$9.09	$8.20
Total Return (a):
Market value (%)	21.9	23.9	(33.3)	19.6	8.8
Net asset value (%)	16.4	6.1	(21.0)	14.4	6.8
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$106,233	$94,973	$94,497	$129,952	$119,264
Ratio of expenses to average net assets (%)	1.1	1.2	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	3.5	5.5	3.6	3.4	3.6
Portfolio turnover rate (%)	62	71	61	84	60

(a)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of September 30, 2010:

	Level 1	Level 2	Level 3	Total

Investments in Securities:
Common Stocks:
Energy	$1,235,025	$—	$—	$1,235,025
Media and Entertainment	993,300	—	—	993,300
Pharmaceuticals	870,593	—	—	870,593
Telecommunications	3,345,500	—	—	3,345,500

Total Common Stocks	6,444,418	—	—	6,444,418

Convertible Bonds and Notes	—	73,579,192	—	73,579,192
Convertible Preferred Stocks	—	8,299,255	750,000	9,049,255
Mandatory Convertible Securities	—	9,494,571	—	9,494,571
Corporate Bonds and Notes	—	412,500	—	412,500

Total Investments	$6,444,418	$91,785,518	$750,000	$98,979,936

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$—	$750,000	$—	$750,000
Change in unrealized appreciation (depreciation)	—	—	—	—

Net transfers in/out of level 3	—	(750,000)	750,000	—

Ending balance	$—	$—	$750,000	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 5 cents per share for the twelve months ended September 30, 2010. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2010, there were unrealized losses of approximately 6 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 were as follows:

	2010	2009

Ordinary income	$4,013,350	$4,209,494
Net realized gain on investments	—	—

	$4,013,350	$4,209,494

At September 30, 2010, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$9,445,269
Unrealized depreciation	(6,835,401)

Net unrealized appreciation	2,609,868

Undistributed ordinary income	739,692
Capital loss carryforward	(14,307,948)

Total distributable net earnings	($10,958,388)

Cost for federal income tax purposes	$96,370,068

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at September 30, 2010, the Fund had unused capital loss carryforwards of $ 14,307,948, of which $4,900,857 expires in 2017 and $9,407,091 expires in 2018, available for federal income tax purposes to offset net realized capital gains.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

ELLSWORTH FUND LTD. 2010 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $9,494,571 at September 30, 2010, representing 8.9% of net assets.

(i) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At September 30, 2010 the Fund increased net investment income by $253,560 and increased accumulated net realized loss on investments by $253,560.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At September 30, 2010, there were 13,360,463 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2010, 82,746 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $511,372.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $59,231,937 and $61,124,771, respectively, for the twelve months ended September 30, 2010.

NOTE 4 - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 19, 2010

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the “Plan Agent”). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

Miscellaneous Notes (continued)

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.071 per share, derived from net investment income, was declared on October 11, 2010, payable November 24, 2010 to shareholders of record at the close of business October 21, 2010.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of Ellsworth Fund Ltd. from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)

INDEPENDENT TRUSTEES

Kinchen C. Bizzell, C.F.A. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 2008 - Age 56	Senior Counselor with Burson-Marsteller (a global public relations and communications firm); Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1986 - Age 66	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.

Daniel D. Harding 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 2007 - Age 58

Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Bancroft; Director of Legg Mason Trust Co. (global asset management firm).

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1997 - Age 57

Since March 2009, Managing Director, FD Americas, the Strategic Communications segment of FTI Consulting Inc. (an international consulting company). Formerly Managing Director, Rodman & Renshaw, LLC (August 2006 to March 2009). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Bancroft.

INTERESTED TRUSTEES
Thomas H. Dinsmore, C.F.A. (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 1986 Chairman of the Board since 1996 - Age 56	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

Jane D. O’Keeffe (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 1995 - Age 54	President of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2011, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, C.F.A.(1,3,4) Trustee, Chairman and Chief Executive Officer Officer since 1986 Age 57	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.

Jane D. O’Keeffe (1,4,5) Trustee and President Officer since 1994 Age 55	Trustee and President of the Fund, Bancroft and Dinsmore Capital.

Gary I. Levine (2) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Age 53	Executive Vice President and Chief Financial Officer of the Fund, Bancroft and Dinsmore Capital since 2004. Secretary of the Fund, Bancroft and Dinsmore Capital. Treasurer of Dinsmore Capital.

James A. Dinsmore (3,5) Vice President Officer since 2007 Age 27	Vice President of the Fund, Bancroft Fund and Dinsmore Capital since 2009.

H. Tucker Lake, Jr. (4) Vice President Officer since 1994 Age 63	Vice President of the Fund, Bancroft and Dinsmore Capital.

Germaine M. Ortiz (2) Vice President Officer since 1996 Age 41	Vice President of the Fund, Bancroft and Dinsmore Capital.

Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1998 Age 49	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital since 2004.

(1)	Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2)	Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(3)	Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.
(4)	Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.
(5)	Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

Board of Trustees	Internet
Kinchen C. Bizzell, c.f.a.	www.ellsworthfund.com
Elizabeth C. Bogan, ph.d.	email: info@ellsworthfund.com
Thomas H. Dinsmore, c.f.a.
Daniel D. Harding, c.f.a.	Investment Adviser
Jane D. O’Keeffe	Dinsmore Capital Management Co.
Nicolas W. Platt	65 Madison Avenue, Suite 550
Morristown, NJ 07960
(973) 631-1177
Officers
Shareholder Services and Transfer Agent
Thomas H. Dinsmore, c.f.a.	American Stock Transfer & Trust Company, LLC
Chairman of the Board and Chief Executive Officer	59 Maiden Lane
New York, NY 10038
Jane D. O’Keeffe	(800) 937-5449
President	www.amstock.com

Gary I. Levine	Custodian
Executive Vice President, Chief Financial Officer and Secretary	Brown Brothers Harriman & Co.

James A. Dinsmore, c.f.a.	Beneficial Share Listing
Vice President	NYSE Amex Exchange Symbol: ECF

H. Tucker Lake, Jr.	Legal Counsel
Vice President	Ballard Spahr LLP

Germaine M. Ortiz	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

Mercedes A. Pierre
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Secretary

Joann Venezia
Assistant Vice President and Assistant Secretary

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Ellsworth Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. The code of ethics is available on the Fund’s website at www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended September 30, 2010 and 2009.

Fiscal Year-End September 30	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2009	$35,100	$0	$3,000	$0
2010	$35,100	$0	$3,000	$0

(1)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2010 and 2009, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2009 and 2010. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2010 and 2009, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2009 and 2010, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

 The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2010 is included as part of the report to stockholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Adopted March 26, 2009)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore Capital”).

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not frequently receive proxies.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments. The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds. In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A. Matters Related to the Board of Directors

    1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

    2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

    3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B. Matters Related to Independent Auditors

    1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C. Corporate Governance Matters

    1. Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

    2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

        a. Fixing number of directors;

        b. Stock splits; and

        c. Change of state of incorporation for specific corporate purposes.

D. Matters Related to Equity-Based Compensation Plans

    1. The Funds generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

    2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E. Contested Matters

    1. Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F. Miscellaneous Matters

    1. The Funds may in their discretion abstain from voting shares that have been recently sold.

    2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

    3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

G. Material Conflicts of Interest

    1. Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

        a. Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

        b. Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

        c. Dinsmore Capital may hold a position in a security contrary to shareholder interests.

    2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H. Amendments

    1. Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

        a. the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

        b. the Adviser’s Board of Directors.

    2. Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of the Fund. He has served in that capacity since 1996. This information is as of December 6, 2010.  Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts for which this portfolio manager is primarily responsible for day-to-day management as of September 30, 2010. The portfolio manager does not manage such accounts or assets with performance-based advisory fees or other pooled investment vehicles.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Thomas H. Dinsmore	Number:	1	n/a	n/a
	Total Assets:	$97,735,859	n/a	n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Bancroft Fund Ltd. (“Bancroft”), a registered investment company with total net assets of $97,735,859 as of September 30.  Mr. Dinsmore is Chairman and Chief Executive Officer of Bancroft. This information is as of September 30, 2010. The Fund and Bancroft have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Fund and Bancroft has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser’s chief compliance officer.

(3) This information is as of September 30, 2010. The Portfolio Manager is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser’s Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser’s Board of Directors of the portfolio manager’s overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index, or (ii) the value of assets held in the Fund’s portfolio.

(4) As of September 30, 2010, Mr. Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures:

(a) As of December 6, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and the Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 6, 2010, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 6, 2010

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   December 6, 2010